Exhibit 4.5

                               OMNIBUS INSTRUMENT

                                 WITH REGARD TO

                   HARTFORD LIFE GLOBAL FUNDING TRUST 2007-001


        WHEREAS, the parties named herein desire to enter into certain Issuance Documents, each such document dated as of the date specified in this Omnibus Instrument relating to the issuance by Hartford Life Global Funding Trust 2007-001 (the "Trust") of Hartford Life Global Funding Trust 2007-001 Notes in the principal amount of $250,000,000.00 (the "Notes") with the terms specified in the Pricing Supplement attached to this Omnibus Instrument as Exhibit A (the "Pricing Supplement") to investors under Hartford Life's secured notes program;

        WHEREAS, the Trust will be organized under and its activities will be governed by (i) the provisions of the Trust Agreement (set forth in Section A of this Omnibus Instrument), dated as of January 11, 2007 (the "Formation Date") by and between the parties thereto indicated in Section E herein, and (ii) the certificate of trust of the Trust;

        WHEREAS, the Notes will be issued pursuant to the Indenture (set forth in Section B of this Omnibus Instrument), dated as of January 19, 2007 (the "Issuance Date"), by and between the parties thereto indicated in Section E herein;

        WHEREAS, the sale of the Notes will be governed by the Distribution Agreement (set forth in Section C of this Omnibus Instrument), dated as of the Formation Date, by and between the parties thereto indicated in Section E herein; and

        WHEREAS, certain agreements relating to the Notes and the funding agreement identified in the Pricing Supplement (the "Funding Agreement") are set forth in the Coordination Agreement (set forth in Section D of this Omnibus
Instrument), dated as of the Formation Date, by and among the parties thereto indicated in Section E herein.

        All capitalized terms used herein and not otherwise defined will have the meanings set forth in the Indenture. This Omnibus Instrument is executed as of the Formation Date.

        NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as set forth herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    SECTION A

                                 TRUST AGREEMENT

        THIS TRUST AGREEMENT, dated as of the Formation Date, is entered into by and among AMACAR Pacific Corp., a Delaware corporation, as administrator (in such capacity, the "Administrator") and as trust beneficial owner (in such capacity, the "Trust Beneficial Owner") and Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee").


                              W I T N E S S E T H:
                              -------------------

        WHEREAS, the Trust Beneficial Owner, the Administrator and the Delaware Trustee desire to establish a statutory trust organized pursuant to the Delaware Statutory Trust Act for the purpose of issuing Notes to investors which will be secured, and payments with respect to which will be funded, solely by the assets held in the Trust (as defined in this Omnibus Instrument), the proceeds of which will be used to purchase the Funding Agreement;

        WHEREAS, the Trust Beneficial Owner, the Administrator and the Delaware Trustee desire to authorize the issuance of a Trust Beneficial Interest and the Notes in connection with the entry into this Trust Agreement and the Indenture;

        WHEREAS, all things necessary to make this Trust Agreement a valid and legally binding agreement of the Trust Beneficial Owner, the Administrator and the Delaware Trustee, enforceable in accordance with its terms, have been done;

        WHEREAS, the parties intend to provide for, among other things, (i) the issuance and sale of the Notes (pursuant to the Indenture and the Distribution Agreement) and the Trust Beneficial Interest, (ii) the use of the proceeds of the sale of the Notes and Trust Beneficial Interest to acquire the Funding Agreement and (iii) all other actions deemed necessary or desirable in connection with the transactions contemplated by this Trust Agreement; and

        WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Trust Agreement Terms dated December 2, 2005, filed as Exhibit
4.7 to the Registration Statement filed by Hartford Life with the Securities and Exchange Commission (the "SEC") and declared effective by the SEC on March 31, 2006 (the "Standard Trust Agreement Terms") and all capitalized terms not otherwise defined in this Omnibus Instrument shall have the meaning set forth in the Standard Trust Agreement Terms (the Standard Trust Agreement Terms and this Trust Agreement, collectively, the "Trust Agreement").

        NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:

        PART 1. AGREEMENT TO BE BOUND. The Delaware Trustee, the Administrator and the Trust Beneficial Owner each hereby agrees to be bound by all of the terms, provisions and agreements set forth herein, with respect to all matters contemplated herein, including, without limitation, those relating to the issuance of the Notes.

        PART 2. INCORPORATION BY REFERENCE. All terms, provisions and agreements of the Standard Trust Agreement Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein. To the extent that the terms set forth herein are inconsistent with the terms of the Standard Trust Agreement Terms, the terms set forth herein shall apply.

                   Hartford Life Global Funding Trust 2007-001
                               Omnibus Instrument

        PART 3. NAME. The Trust created and governed by this Trust Agreement shall be designated as indicated in this Omnibus Instrument, as such name may be modified from time to time by the Delaware Trustee following written notice to the Trust Beneficial Owner.

        PART 4. INITIAL CAPITAL CONTRIBUTION AND OWNERSHIP. The Trust Beneficial Owner has paid to, or to an account at the direction of, the Delaware Trustee, on the date hereof, the sum of $15 (or, if the Trust issues Notes at a discount, the product of $15 and the issue price (expressed as a percentage of the original principal amount of the Notes)). The Delaware Trustee hereby acknowledges receipt in trust from the Trust Beneficial Owner, as of the date hereof, of the foregoing contribution, which shall be used along with the proceeds from the sale of the Notes to purchase the Funding Agreement. Upon the creation of the Trust and the registration of the Trust Beneficial Interest in the Securities Register by the Registrar (as defined in the Standard Trust Agreement Terms) in the name of the Trust Beneficial Owner, the Trust Beneficial Owner shall be the sole beneficial owner of the Trust.

        PART 5. ACKNOWLEDGMENT. The Delaware Trustee, on behalf of the Trust, expressly acknowledges its duties and obligations set forth in Section 2.07 of the Standard Trust Agreement Terms incorporated herein.

        PART 6. ADDITIONAL TERMS.   None.

        PART 7. OMNIBUS INSTRUMENT; EXECUTION AND INCORPORATION OF TERMS. The parties to this Trust Agreement will enter into this Trust Agreement by executing the Omnibus Instrument. By executing the Omnibus Instrument, the Delaware Trustee, the Trust Beneficial Owner and the Administrator hereby agree that this Trust Agreement will constitute a legal, valid and binding agreement between the Delaware Trustee, the Trust Beneficial Owner and the Administrator as of the date specified in the Omnibus Instrument. All terms relating to the Trust or the Notes not otherwise included in this Trust Agreement will be as specified in the Omnibus Instrument or Pricing Supplement as indicated herein.

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                   Hartford Life Global Funding Trust 2007-001
                               Omnibus Instrument

                                    SECTION B

                                    INDENTURE

        THIS INDENTURE, dated as of the Issuance Date, is entered into by and among The Bank of New York Trust Company, N.A., as indenture trustee, registrar, transfer agent, paying agent and calculation agent (collectively, the "Indenture Trustee") and the Trust (as defined in this Omnibus Instrument).

                              W I T N E S S E T H:
                              -------------------

        WHEREAS, the Trust has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Notes (as defined in this Omnibus Instrument);

        WHEREAS, all things necessary to make this Indenture a valid and legally binding agreement of the Trust and the other parties to this Indenture, enforceable in accordance with its terms, have been done, and the Trust proposes to do all things necessary to make the Notes, when executed and authenticated and delivered pursuant hereto, valid and legally binding obligations of the Trust as hereinafter provided; and

        WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Indenture Terms dated February 27, 2006, filed as Exhibit 4.1 to the Registration Statement filed by Hartford Life with the SEC and declared effective by the SEC on March 31, 2006 (the "Standard Indenture Terms") and all capitalized terms not otherwise defined in this Omnibus Instrument shall have the meaning set forth in the Standard Indenture Terms (the Standard Indenture Terms and this Indenture, collectively, the "Indenture").

        NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:

        PART 1. AGREEMENT TO BE BOUND. The Trust and the Indenture Trustee each hereby agrees to be bound by all of the terms, provisions and agreements set forth herein, with respect to all matters contemplated herein, including, without limitation, those relating to the issuance of the Notes.

        PART 2. INCORPORATION BY REFERENCE. All terms, provisions and agreements of the Standard Indenture Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein. To the extent that the terms set forth herein are inconsistent with the terms of the Standard Indenture Terms, the terms set forth herein shall apply.

        PART 3. DESIGNATION OF THE NOTES. The Notes issued pursuant to this Indenture shall be designated as specified in this Omnibus Instrument.

        PART 4.  ADDITIONAL TERMS.  None.

        PART 5. OMNIBUS INSTRUMENT; EXECUTION AND INCORPORATION OF TERMS. The parties to this Indenture will enter into this Indenture by executing the Omnibus Instrument. By executing the Omnibus Instrument, the Trust and the Indenture Trustee hereby agree that this Indenture will constitute a legal, valid and binding agreement between the Trust and the Indenture Trustee as of the date specified in the Omnibus Instrument. All terms relating to the Trust or the Notes not otherwise included in this Indenture will be as specified in the Omnibus Instrument or Pricing Supplement as indicated herein.

                   Hartford Life Global Funding Trust 2007-001
                               Omnibus Instrument

                                    SECTION C

                             DISTRIBUTION AGREEMENT

        THIS DISTRIBUTION AGREEMENT, dated as of the Formation Date, is entered into by and among each Agent specified in the Pricing Supplement as Agent(s), (each an "Agent"), Hartford Life Insurance Company, a Connecticut insurance company ("Hartford Life") and the Trust (as defined in this Omnibus Instrument).

                              W I T N E S S E T H:
                              -------------------

        WHEREAS, the Trust has entered into the Indenture, dated as of the Issuance Date by and between the Trust and The Bank of New York Trust Company, N.A., as indenture trustee (the "Indenture Trustee") to provide for the issuance by the Trust of the Notes (as defined in this Omnibus Instrument);

        WHEREAS, all things necessary to make this Distribution Agreement a valid and legally binding agreement of the Trust and the other parties to this Distribution Agreement, enforceable in accordance with its terms, have been done, and the Trust proposes to do all things necessary to make the Notes, when executed by the Trust and authenticated and delivered pursuant hereto and the Indenture, valid and legally binding obligations of the Trust as hereinafter provided; and

        WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Distribution Agreement Terms dated March 30, 2006, filed as
Exhibit 1.1 to the Registration Statement filed with the SEC by Hartford Life and declared effective by the SEC on March 31, 2006 (the "Standard Distribution Agreement Terms") and all capitalized terms not otherwise defined in this Omnibus Instrument shall have the meaning set forth in the Standard Distribution Agreement Terms (the Standard Distribution Agreement Terms and this Distribution Agreement, collectively, the "Distribution Agreement").

        NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:

        PART 1. AGREEMENT TO BE BOUND. The Agent(s), Hartford Life and the Trust each hereby agrees to be bound by all of the terms, provisions and agreements set forth herein, with respect to all matters contemplated herein, including, without limitation, those relating to the issuance of the Notes.

        PART 2. INCORPORATION BY REFERENCE. All terms, provisions and agreements of the Standard Distribution Agreement Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein. To the extent that the terms set forth herein are inconsistent with the terms of the Standard Distribution Agreement Terms, the terms set forth herein shall apply.

        PART 3. PURCHASE OF NOTES. The Agent(s) agree to purchase the Notes having the terms set forth in the Pricing Supplement for the Notes.

                   Hartford Life Global Funding Trust 2007-001
                               Omnibus Instrument

        PART 4. DELIVERY OF OPINIONS. Pursuant to Sections 5.1, 5.2 and 5.5, Hartford Life, the Trust and the Agent(s) have mutually agreed that the opinions, negative assurances and/or comfort letter, if any, set forth in Exhibit B to this Omnibus Instrument are required to be delivered on the Issuance Date.

        PART 5. CERTIFICATION. The Agent(s) certify that, as of the Formation Date they have anti-money laundering policies and procedures in place in accordance with the requirements imposed by the Uniting and Strengthening
America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), Pub. L, 107-56, 115 Stat. 380 (October 26, 2001), or any rules or regulations promulgated thereunder, and the Foreign Assets Control Regulations issued by the Office of Foreign Assets Control of the United States Department of the Treasury (31 CFR Part 500), to the extent applicable to each such Agent. The Agent(s) also certify that, as of the Formation Date and as of the Settlement Date, such Agent has implemented an anti-money laundering compliance program pursuant to NASD Rule 3011, to the extent applicable to such Initial Purchaser.

        PART 6. TIME OF SALE. With respect to the Notes, the "Time of Sale" is 3:00 p.m. (New York City time) on the Formation Date.

        PART 7.  ADDITIONAL TERMS.   Notices to the Agents shall be sent to:

                 J.P. Morgan Securities Inc.
                 270 Park Avenue
                 New York, NY 10017
                 Attn: Medium-Term Note Desk - 8th floor
                 Fax: (212) 834-6081

                 Lehman Brothers Inc.
                 745 Seventh Avenue
                 New York, New York 10019
                 Attn: Debt Capital Markets, Financial Institutions Group

                 With a copy to:

                 Lehman Brothers Inc.
                 745 Seventh Avenue
                 New York, New York 10019
                 Attn: General Counsel

        PART 8. OMNIBUS INSTRUMENT; EXECUTION AND INCORPORATION OF TERMS. The parties to this Distribution Agreement will enter into this Distribution Agreement by executing the Omnibus Instrument. By executing the Omnibus Instrument the Agents, Hartford Life and the Trust hereby agree that this Distribution Agreement will constitute a legal, valid and binding agreement between the Agents, Hartford Life and the Trust as of the date specified in the Omnibus Instrument. All terms relating to the Trust or the Notes not otherwise included in this Distribution Agreement will be as specified in the Omnibus Instrument or Pricing Supplement as indicated herein.

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                   Hartford Life Global Funding Trust 2007-001
                               Omnibus Instrument

                                    SECTION D

                             COORDINATION AGREEMENT

        THIS COORDINATION AGREEMENT, dated as of the Formation Date, is entered into by and among Hartford Life, the Trust and the Indenture Trustee and the Administrator.

                              W I T N E S S E T H:
                              -------------------

        WHEREAS, the Trust will enter into the Funding Agreement with Hartford Life dated as of the Issuance Date;

        WHEREAS, the Agent(s) have agreed to sell the Notes in accordance with the Registration Statement; and

        WHEREAS, the Trust intends to issue the Notes in accordance with the Indenture and to transfer the Funding Agreement to the Indenture Trustee in accordance with the Indenture to secure payment of the Notes.

        NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:

        PART 1. AGREEMENT TO BE BOUND. Hartford Life, the Trust and the Indenture Trustee each hereby agrees to be bound by all of the terms, provisions and agreements set forth herein, with respect to all matters contemplated herein, including, without limitation, those relating to the issuance of the Notes.

        PART 2. DELIVERY OF THE FUNDING AGREEMENT. The Trust hereby authorizes the Indenture Trustee to receive the Funding Agreement from Hartford Life pursuant to the Assignment of the Funding Agreement (the "Assignment"), to be entered into on the Issuance Date, and included in the closing instrument dated as of the Issuance Date (the "Closing Instrument").

        PART 3. ISSUANCE AND PURCHASE OF THE NOTES. Delivery of the Funding Agreement to the Indenture Trustee pursuant to the Assignment of the Funding Agreement shall be confirmation of payment by the Trust for the Funding Agreement. The Trust hereby directs the Indenture Trustee, upon receipt of the Funding Agreement pursuant to the Assignment, (a) to authenticate the Notes in accordance with the Indenture and (b) to (i) deliver each relevant Note to the clearing system or systems identified in each such Note, or to the nominee or custodian of such clearing system, for credit to such accounts as the Agent(s) may direct, or (ii) deliver each relevant Note to the purchasers thereof as identified by the Agent(s).

        PART 4. DIRECTIONS REGARDING PERIODIC PAYMENTS. As registered owner of the Funding Agreement as collateral securing payments on the Notes, the Indenture Trustee will receive payments on the Funding Agreement on behalf of the Trust. The Trust hereby directs the Indenture Trustee to use such funds to make payments on behalf of the Trust pursuant to the Trust Agreement and the Indenture.

        PART 5. MATURITY OF THE FUNDING AGREEMENT. Upon the maturity of the Funding Agreement and the return of funds thereunder, the Trust hereby directs the Indenture Trustee to set aside from such funds an amount sufficient for the repayment of the outstanding principal on the Notes when due.

        PART 6. ACKNOWLEDGEMENT OF PRIOR AGREEMENTS. The Trust hereby acknowledges, agrees to and become a party to each of the Administrative
Services Agreement, the License Agreement, and the Expense and Indemnity Agreement related to the Delaware Trustee. The Administrator hereby acknowledges the formation of the Trust and affirms its obligations to provide services to the Trust as set forth in the Administrative Services Agreement.

                   Hartford Life Global Funding Trust 2007-001
                               Omnibus Instrument

        PART 7. CERTIFICATES. Hartford Life and the Trust each hereby agree to deliver, on a quarterly basis, such certificate(s) as are required by any rating agency then rating the Program.

        PART 8. NO ADDITIONAL LIABILITY. Nothing in this agreement shall impose any liability or obligation on the part of any party to this agreement to make any payment or disbursement in addition to any liability or obligation such party has under the Issuance Documents or any other agreements related to the Program, except to the extent that a party has actually received funds which it is obligated to disburse pursuant to this agreement.

        PART 9. NO CONFLICT. This Coordination Agreement is intended to be in furtherance of the agreements reflected in the documents related to the Issuance Documents, and not in conflict. To the extent that a provision of this Coordination Agreement conflicts with the provisions of one or more Issuance Documents, the provisions of such documents shall govern.

        PART 10. GOVERNING LAW. This agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof.

        PART 11. SEVERABILITY. If any provision in this agreement shall be invalid, illegal or unenforceable, such provisions shall be deemed severable from the remaining provisions of this agreement and shall in no way affect the validity or enforceability of such other provisions of this agreement.

        PART 12. OMNIBUS INSTRUMENT; EXECUTION AND INCORPORATION OF TERMS. The parties to this Coordination Agreement will enter into this Coordination Agreement by executing the Omnibus Instrument. By executing the Omnibus Instrument, each party hereto agrees that this Coordination Agreement will constitute a legal, valid and binding agreement by and among Hartford Life, the Trust and the Indenture Trustee as of the Issuance Date. All terms relating to the Trust or the Notes not otherwise included in this Coordination Agreement will be as specified in the Omnibus Instrument or Pricing Supplement as indicated in the Omnibus Instrument.

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                   Hartford Life Global Funding Trust 2007-001
                               Omnibus Instrument

                                    SECTION E

                        MISCELLANEOUS AND EXECUTION PAGES

        Notwithstanding any other provisions of this Omnibus Instrument, no amendment to this Omnibus Instrument may be made if such amendment would cause the Trust not to be disregarded or treated as a grantor trust (assuming the Trust were not disregarded) for U.S. federal income tax purposes.

        This Omnibus Instrument may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Facsimile signatures shall be deemed original signatures.

        Each signatory, by its execution hereof, does hereby become a party to each of the agreements identified for such party as of the date specified in such agreements.


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                   Hartford Life Global Funding Trust 2007-001
                               Omnibus Instrument

IN WITNESS WHEREOF, the undersigned have executed this Omnibus Instrument.



                                   HARTFORD LIFE INSURANCE COMPANY (in executing below agrees and becomes a party to (i) the Distribution Agreement set forth in Section C herein, and (ii) the Coordination Agreement set forth in Section D herein).



                                   By: /s/ Jeffrey L. Johnson
                                      ------------------------------------------
                                       Name:  Jeffrey L. Johnson
                                       Title: Assistant Vice President, IIP


                   Hartford Life Global Funding Trust 2007-001
                               Omnibus Instrument

        IN  WITNESS   WHEREOF,   the  undersigned  have  executed  this  Omnibus
Instrument.





                                   HARTFORD LIFE GLOBAL FUNDING TRUST 2007-001 in executing below agrees and becomes a party to (i) the Indenture set forth in Section B herein, (ii) the Distribution Agreement set forth in Section C herein and (iii) the Coordination Agreement set forth in Section D herein).

                                   By: Wilmington Trust Company, not in its individual capacity but solely as Delaware Trustee



                                   By:  /s/ Jeanne M. Oller
                                       -----------------------------------------
                                        Name: Jeanne M. Oller
                                        Title: Senior Financial Services Officer





                                   WILMINGTON TRUST COMPANY, in executing below agrees and becomes a party to the Trust Agreement set forth in Section A herein, not in its individual capacity but solely as Delaware Trustee.



                                   By: /s/ Jeanne M. Oller
                                      ------------------------------------------
                                       Name:  Jeanne M. Oller
                                       Title:  Senior Financial Services Officer



                   Hartford Life Global Funding Trust 2007-001
                               Omnibus Instrument

IN WITNESS WHEREOF, the undersigned have executed this Omnibus Instrument.





                                   AMACAR PACIFIC CORP. in executing below agrees and becomes a party to (i) the Trust Agreement set forth in Section A herein in its capacity as Trust Beneficial Owner and Administrator and (ii) the Coordination Agreement set forth in Section D herein in its capacity as Administrator.



                                   By: /s/ Evelyn Echevarria
                                       -----------------------------------------
                                        Name:  Evelyn Echevarria
                                        Title: Vice President



                   Hartford Life Global Funding Trust 2007-001
                               Omnibus Instrument

IN WITNESS WHEREOF, the undersigned have executed this Omnibus Instrument.





                                   THE BANK OF NEW YORK TRUST COMPANY, N.A., in executing below agrees and becomes a party to
                                   (i) the Indenture set forth in Section B herein in its capacity as Indenture Trustee, Registrar, Transfer Agent, Paying Agent and Calculation Agent, and (ii) the Coordination Agreement, set forth in Section D herein in its capacity as Indenture Trustee.



                                   By: /s/ R. Tarnas
                                      ------------------------------------------
                                        Name:  R. Tarnas
                                        Title: Vice President


                   Hartford Life Global Funding Trust 2007-001
                               Omnibus Instrument

IN WITNESS WHEREOF, the undersigned have executed this Omnibus Instrument.





                                   J.P. MORGAN SECURITIES INC., in executing below agrees and becomes a party to the Distribution Agreement set forth in Section C herein.



                                   By: /s/ Robert Bottamedi
                                      ------------------------------------------
                                       Name:   ROBERT BOTTAMEDI
                                       Title:  VICE PRESIDENT



                   Hartford Life Global Funding Trust 2007-001
                               Omnibus Instrument

IN WITNESS WHEREOF, the undersigned have executed this Omnibus Instrument.





                                   LEHMAN  BROTHERS  INC.,  in  executing  below
                                   agrees and becomes a party to the Distribution Agreement set forth in Section C herein.



                                   By: /s/ Martin Goldberg
                                      ------------------------------------------
                                        Name:  MARTIN GOLDBERG
                                        Title: SENIOR VICE PRESIDENT



                   Hartford Life Global Funding Trust 2007-001
                               Omnibus Instrument

                                    EXHIBIT A

                               PRICING SUPPLEMENT


Pricing Supplement No. 61                       Filed pursuant to Rule 424(b)(5)
dated January 12, 2007.                                      File No. 333-130089
(To Prospectus dated April 12, 2006,
and Prospectus Supplement dated
April 12, 2006)
This Pricing Supplement consists of 3 pages.


                         HARTFORD LIFE INSURANCE COMPANY
                                    DEPOSITOR

                            SECURED MEDIUM-TERM NOTES
                                 ISSUED THROUGH

                   HARTFORD LIFE GLOBAL FUNDING TRUST 2007-001

                    FLOATING RATE NOTES DUE JANUARY 17, 2012

The description in this Pricing Supplement is of the particular terms of the Secured Medium-Term Notes offered hereby and the Funding Agreement sold by Hartford Life Insurance Company to the Trust specified herein supplements the description of the general terms and provisions of the Notes and the Funding Agreements set forth in the accompanying Prospectus and Prospectus Supplement, to which reference is hereby made.


                                                   PROVISIONS RELATING TO THE NOTES

Principal Amount:              $250,000,000.00                         Type of Interest Rate:  [ ] Fixed  [X] FLOATING

Price to Public:               100%                                    If Fixed Rate Notes:  N/A
                                                                             Interest Rate:  N/A
Net Proceeds to Trust:         $249,937,500.00
                                                                       If Floating Rate Notes:
CUSIP Number:                  41659EFK8                                    Initial Interest Rate: THE INITIAL INTEREST RATE FOR THE
                                                                       NOTES OFFERED BY THIS PRICING SUPPLEMENT WILL BE THREE MONTH
Agent's Discount:              0.025%                                  LIBOR PLUS 0.10% DETERMINED IN ACCORDANCE WITH THE PROVISIONS
                                                                       OF THIS PRICING SUPPLEMENT AND THE PROSPECTUS SUPPLEMENT ON
Issuance Date:                 JANUARY 19, 2007                        THE SECOND LONDON BANKING DAY IMMEDIATELY PRECEDING THE
                                                                       ISSUANCE DATE.
Stated Maturity Date:          JANUARY 17, 2012
                                                                       Base Rate:    [ ] CD Rate       [ ] Commercial Paper Rate
Initial Interest Payment Date:  APRIL 15, 2007                                       [ ] CMT Rate      [ ] Federal Funds Rate
                                (short first coupon)                                 [X] LIBOR         [ ] Treasury Rate
                                                                                     [ ] Prime Rate    [ ] Other (See Attached)
Interest Payment Dates:        QUARTERLY PROVIDED THAT THE
INTEREST PAYMENT DATE OTHERWISE SCHEDULED TO OCCUR ON                  If LIBOR:     [X] LIBOR Reuters Page: LIBOR01
JANUARY 15, 2012 SHALL INSTEAD OCCUR ON THE STATED                                   [] Libor Telerate Page
MATURITY DATE                                                                        Designated LIBOR Currency:  U.S. Dollars

Specified Currency:            U.S. DOLLARS                            If CMT Rate, Telerate Page:   [ ] 7051     [ ] 7052
                                                                                If 7052:   [ ] Weekly Average    [ ] Monthly Average
Regular Record Dates:          15 DAYS PRIOR TO EACH INTEREST                   Designated CMT Maturity Index:
                               PAYMENT DATE
                                                                       Interest Reset Dates:         QUARTERLY PROVIDED THAT THE
Day Count Convention:          ACTUAL/360                              INTEREST PAYMENT DATE OTHERWISE SCHEDULED TO OCCUR ON

                   Hartford Life Global Funding Trust 2007-001
                               Omnibus Instrument

                                                                     JANUARY 15, 2012 SHALL INSTEAD OCCUR ON THE STATED
                                                                     MATURITY DATE
                                                                     Initial Interest Reset Date:  APRIL 15, 2007
                                                                     Index Maturity:               THREE MONTHS
                                                                     Interest Rate Determination Dates:  AS SPECIFIED IN THE
                                                                          PROSPECTUS SUPPLEMENT FOR THE INDICATED BASE RATE
Computation of Interest:       AS SPECIFIED IN THE                   Spread:                       + 0.10%
   PROSPECTUS SUPPLEMENT FOR THE INDICATED BASE RATE                 Spread Multiplier:            N/A
                                                                     Maximum Interest Rate:        NONE
Authorized Denominations:      $1,000 INTEGRAL AMOUNTS               Minimum Interest Rate:        NONE

Optional Redemption:   Yes [ ]  NO [X]                               Floating Rate/Fixed Rate Note:   [ ] Yes   [X] NO.  If yes:
    Optional Redemption Date:  N/A                                        Fixed Rate:  N/A
    Initial Redemption Percentage:  N/A                                   Fixed Rate Commencement Date:   N/A
    Annual Percentage Reduction:  N/A
    Redemption may be:         [ ]  In whole only.                   Inverse Floating Rate Note [   ] Yes [X] NO.  If yes,
                               [ ]  In whole or in part.                Fixed Interest Rate:  N/A

                                                                     Sinking Fund:  NONE
Optional Repayment:  [  ] Yes [X] NO
     Optional Repayment Dates:  N/A                                  Calculation Agent:   THE BANK OF NEW YORK TRUST COMPANY, N.A.

Amortizing Note:  [   ] Yes (See attached)  [X] NO                   Exchange Rate Agent:  NONE

Discount Note:  [   ] Yes  [X] NO   If Yes:                          Securities Exchange Listing:  NONE
   Total Amount of Discount:   N/A
   Yield to Maturity:          N/A                                   Additional Amounts to be Paid: [   ] Yes [X] NO

Agents (principal amount purchased): J.P. MORGAN SECURITIES INC.     Special Tax Considerations:    NONE
($125,000,000.00) AND LEHMAN BROTHERS ($125,000,000.00)              Other Provisions Relating to the Notes:    THE BANK OF NEW YORK
                                                                         TRUST COMPANY N.A. IS THE SUCCESSOR INDENTURE TRUSTEE UNDER
                                                                         SECTION 7.14 OF THE INDENTURE.


                               INFORMATION RELATING TO THE FUNDING AGREEMENT


Funding Agreement Provider:       HARTFORD LIFE                      Type of Interest Rate: [ ] Fixed [X] FLOATING
                                  INSURANCE COMPANY                  If Fixed Rate Funding Agreement:    Interest Rate:  N/A

Funding Agreement:                FA-407001                          If Floating Rate Funding Agreement:  INITIAL INTEREST RATE:
                                                                     THE INITIAL INTEREST RATE FOR THE FUNDING AGREEMENT OFFERED
Contract Payment:                 $250,000,015.00                    BY THIS PRICING SUPPLEMENT WILL BE THREE MONTH LIBOR
                                                                     PLUS 0.10%, DETERMINED IN ACCORDANCE WITH THE PROVISIONS
Deposit Amount :                  $249,937,515.00                    OF THIS PRICING SUPPLEMENT AND THE PROSPECTUS
(if different from Contract Payment)                                 SUPPLEMENT ON THE SECOND LONDON BANKING DAY
                                                                     IMMEDIATELY PRECEDING THE ISSUANCE DATE.
Effective Date:                   JANUARY 19, 2007

Stated Maturity Date:             JANUARY 17, 2012                   Base Rate:  [ ] CD Rate       [ ] Commercial Paper Rate
                                                                                 [ ] CMT Rate      [ ] Federal Funds Rate
Initial Interest Payment Date:    APRIL 15, 2007                                 [X] LIBOR         [ ] Treasury Rate
                                  (short first coupon)                           [ ] Prime Rate    [ ] Other (See Attached)

Interest Payment Dates:       QUARTERLY PROVIDED THAT THE            If LIBOR:   [X] LIBOR Reuters Page: LIBOR01
INTEREST PAYMENT DATE OTHERWISE SCHEDULED TO OCCUR ON                            [ ] Libor Telerate Page:
JANUARY 15, 2012 SHALL INSTEAD OCCUR ON THE STATED                                   Designated LIBOR Currency:  U.S. Dollar.


                   Hartford Life Global Funding Trust 2007-001
                               Omnibus Instrument

MATURITY DATE

Specified Currency:               U.S. DOLLARS                           If CMT Rate, Telerate Page:   [ ] 7051    [ ] 7052
                                                                             If 7052:   [ ] Weekly Average     [ ] Monthly Average
Day Count Convention:             ACTUAL/360                                   Designated CMT Maturity Index:

                                                                     Initial Interest Reset Date:   APRIL 15, 2007
                                                                     Interest Reset Dates:         QUARTERLY PROVIDED THAT THE
                                                                     INTEREST PAYMENT DATE OTHERWISE SCHEDULED TO OCCUR ON
                                                                     JANUARY 15, 2012 SHALL INSTEAD OCCUR ON THE STATED
                                                                     MATURITY DATE

Computation of Interest:     AS SPECIFIED IN THE PROSPECTUS
  SUPPLEMENT FOR THE INDICATED BASE RATE                             Index Maturity:  THREE MONTHS

Optional Redemption:   Yes [ ] NO [X]                                Interest Rate Determination Date:  AS SPECIFIED IN THE
Optional Redemption Date:   N/A                                      PROSPECTUS SUPPLEMENT FOR THE INDICATED BASE RATE
Initial Redemption Percentage:   N/A
Annual Percentage Reduction:    N/A                                  Spread:                       +0.10%
Redemption may be:   [ ]  In whole only.                             Spread Multiplier:            N/A
                     [ ]  In whole or in part.                       Maximum Interest Rate:        NONE
                                                                     Minimum Interest Rate:        NONE
Other Redemption Terms: N/A                                          Floating Rate/Fixed Rate Funding Agreement:  [ ] Yes  [X] NO
                                                                        If yes:      Fixed Rate:   N/A
Optional Repayment:  [ ] Yes [X] NO                                                  Fixed Rate Commencement Date:   N/A
   Optional Repayment Dates:   N/A
Additional Amounts to be Paid:  [ ] Yes [X] No                       Inverse Floating Rate Funding Agreement: [ ] Yes [X] NO
                                                                        If yes:      Fixed Interest Rate:   N/A
Special Tax Considerations:  NONE
                                                                     Amortizing Funding Agreement:   [ ] Yes  (See attached)
Other Provisions Relating to the Funding Agreement:  NONE                                            [X] No
                                                                     Discount Funding Agreement:  [ ] Yes   [X] NO.     If yes:
                                                                        Total Amount of Discount:  N/A
                                                                         Yield to Maturity:  N/A


Note: The Opinion regarding the enforceability of the Funding Agreement and the related Consent of Counsel for Hartford Life Insurance Company is given by John
F. Kennedy, Associate Counsel.

                    INFORMATION PERTAINING TO THE RATINGS OF
                       THE NOTES AND THE FUNDING AGREEMENT

It is anticipated that, as of January 19, 2007, both the Notes and the Funding Agreement will be rated by the indicated rating agencies as follows:
               Standard & Poor's:  AA-      Moody's: Aa3
               A.M. Best: aa-               Fitch: AA

The Moody's rating also extends to the Program under which the Notes are issued.

                   Hartford Life Global Funding Trust 2007-001
                               Omnibus Instrument

                                    EXHIBIT B

                          RATINGS; REQUIRED DELIVERIES

Ratings:
--------

In connection with Section 1.1.3 of the Distribution Agreement, the Program under which the Notes are issued, as well as the Notes, are anticipated to be rated Aa3 by Moody's and the Notes are rated AA- by S&P. In connection with
Section 1.3.10 of the Distribution Agreement, the Company's financial strength rating is Aa3 by Moody's, AA- by S&P, aa- by A.M. Best, and AA by Fitch.

Required Deliveries:
--------------------

Pursuant to Section 5.1, 5.2 and/or 5.5 of the Distribution Agreement the following opinions, negative assurances and/or comfort letter are required to be delivered on the Issuance Date (as defined in the Omnibus Instrument):

None.



                   Hartford Life Global Funding Trust 2007-001
                               Omnibus Instrument
                                       19